Exhibit 10.2

AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT, dated as of May 10, 2005, by and among ICO Polymers North America, Inc., a New Jersey corporation ("Polymers North America"), and Bayshore Industrial, L.P. (formerly known as Bayshore Industrial, Inc.), a Texas limited partnership ("Bayshore L.P.", and together with Polymers North America, each individually a "Borrower" and collectively, "Borrowers"), ICO, Inc., a Texas corporation ("Parent"), ICO Polymers, Inc., a Delaware corporation ("Polymers"), Wedco Technology, Inc., a New Jersey corporation ("Wedco Tech"), Wedco Petrochemical, Inc., a Delaware corporation ("Wedco Petro"), ICO Technology, Inc., a Delaware corporation ("ICO Tech"), Bayshore Industrial GP, L.L.C., a Delaware limited liability company ("Bayshore GP LLC") and Bayshore Industrial LP L.L.C. ("Bayshore LP LLC" and together with Parent, Polymers, Wedco Tech, Wedco Petro, ICO Tech and Bayshore GP LLC each individually a "Guarantor" and collectively, "Guarantors") and ICO P&O, Inc., a Delaware corporation ("P&O"), and ICO Global Services, Inc., a Delaware corporation ("Global"), and Wachovia Bank, National Association, a national banking association, as successor by merger to Congress Financial Corporation (Southwest) ("Lender").

W I T N E S S E T H :

WHEREAS, Lender and Borrowers have entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated as of April 9, 2002, among Lender, Borrowers, Guarantors, P&O and Global, Amendment No. 1 to Loan and Security Agreement, dated as of September 6, 2002, by and among Lender, Borrowers, Guarantors, P&O and Global, Amendment No. 2 to Loan and Security Agreement, dated as of August 26, 2004, by and among Lender, Borrowers, Guarantors, P&O and Global, Amendment No. 3 to Loan and Security Agreement, dated as of October 1, 2004, by and among Lender, Borrowers, Guarantors, P&O and Global and Amendment No. 4 to Loan and Security Agreement, dated as of April 4, 2005, by and among Lender, Borrowers, Guarantors, P&O and Global (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended and supplemented, collectively, the "Financing Agreements");

WHEREAS, Borrowers and Guarantors have requested that Lender agrees to certain amendments to the Loan Agreement and Lender is willing to so agree, subject to the terms and conditions contained herein; and

WHEREAS, by this Amendment No. 5, Lender, Borrowers and Guarantors desire and intend to evidence such amendments.

NOW THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Definitions.

(a)  Additional Definition. As used herein, the following term shall have the meaning given to it below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition to and not in limitation of, the following definition:

"Amendment No. 5" shall mean this Amendment No. 5 to Loan and Security Agreement by and among Lender, Borrowers, Guarantors, P&O and Global, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b)  Amendments to Definitions.

(i)  All references to the term "Maximum Credit" in the Loan Agreement and any of the other Financing Agreements and each such reference is hereby amended to mean $25,000,000.

(ii)  All references to the term "Revolving Loan Limit" in the Loan Agreement and any of the other Financing Agreements and each such reference is hereby amended to mean as to each Borrower, at any time, the amount equal to $20,000,000 minus the then outstanding principal amount of the Revolving Loans and the Letter of Credit Accommodations provided to the other Borrowers.

(c)  Interpretation. For purposes of this Amendment No. 5, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

2.  Representations, Warranties and Covenants. Borrowers and Guarantors, P&O and Global, jointly and severally, represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrowers:

(a)  This Amendment No. 5 has been duly executed and delivered by each Borrower and Guarantor and is in full force and effect as of the date hereof and the agreements and obligations of each Borrower and Guarantor contained herein constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable against each of them in accordance with their respective terms.

(b)  No action of, or filing with, or consent or any governmental or public body or authority and no approval or consent of any other party, is or will be required to authorize, or is or will be otherwise required in connection with, the execution, delivery and performance of this Amendment No. 5.

(c)  No Event of Default exists or has occurred as of the date of this Amendment No. 5.

(d)  None of the transactions contemplated by this Amendment No. 5 violate or will violate any applicable law or regulation, or do or will give rise to a default or breach under any agreement to which any Borrower or Guarantor is a party or by which any property of any Borrower or Guarantor is bound.

3.  Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the satisfaction of each of the following, in a manner satisfactory to Lender and its counsel:

(a)  Lender shall have received as of the date hereof, this Amendment No. 5 duly authorized, executed and delivered by the parties hereto; and

(b)  no Event of Default, or event, act or condition which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred.

4.  Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers and Guarantors shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment No. 5 or with respect to the subject matter of this Amendment No. 5. To the extent of conflict between the terms of this Amendment No. 5 and the other Financing Agreements, the terms of this Amendment No. 5 shall control. The Loan Agreement and this Amendment No. 5 shall be read and construed as one agreement.

5.  Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment No. 5.

6.  Governing Law. The validity, interpretation and enforcement of this Amendment No. 5 and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Texas but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Texas.

7.  Binding Effect. This Amendment No. 5 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

8.  Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 5.

9.  Counterparts. This Amendment No. 5 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 5, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 5 by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 5. Any party delivering an executed counterpart of this Amendment No. 5 by telefacsimile also shall deliver an original executed counterpart of this Amendment No. 5, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 5 as to such party or any other party.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered by their authorized officers as of the day and year first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION,
successor by merger to Congress Financial Corporation (Southwest)

By:	/s/ Mark Galovic
Name: Mark Galovic
Title: First Vice President

ICO POLYMERS NORTH AMERICA, INC.

By:	/s/ Jon C. Biro
Name: Jon C. Biro
Title: Chief Financial Officer

BAYSHORE INDUSTRIAL, L.P.

                                By: Bayshore Industrial GP, L.L.C., as General Partner

By:	/s/ Jon C. Biro
Name: Jon C. Biro
Title: Chief Financial Officer

WEDCO TECHNOLOGY, INC.
WEDCO PETROCHEMICAL, INC.
ICO POLYMERS, INC.
ICO, INC.
ICO TECHNOLOGY, INC.
BAYSHORE INDUSTRIAL GP L.L.C.
ICO P&O, INC.

By:	/s/ Jon C. Biro
Name: Jon C. Biro
Title: Chief Financial Officer

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BAYSHORE INDUSTRIAL GP L.L.C.

By:	/s/ Jon C. Biro
Name: Jon C. Biro
Title: Chief Financial Officer

BAYSHORE INDUSTRIAL LP L.L.C.

By: ICO Global Services, Inc., Sole Manager

By:	/s/ Eric Parsons
Name: Eric Parsons
Title: President

AGREED:

ICO P&O, INC.

By:	/s/ Jon C. Biro
Name: Jon C. Biro
Title: Chief Financial Officer

ICO GLOBAL SERVICES, INC.

By:	/s/ Eric Parsons
Name: Eric Parsons
Title: President

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